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                                                                    EXHIBIT 99.1


    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Executive Officer and the Chief Financial Officer of Global Energy Group, Inc. (the "Company"), each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that, to such person's knowledge, on the date hereof:

         (a) the Form 10-KSB/A of the Company for the year ended December 31, 2001 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act or 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Joseph H. Richardson
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Name:  Joseph H. Richardson
Title: Chief Executive Officer
November 26, 2002


/s/ Peter E. Toomey
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Name:    Peter E. Toomey
Title: Chief Financial Officer
November 26, 2002